Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the liquidation of the Class C Shares of the Gradison Government Reserves Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                             Prime Obligations Fund
                             Financial Reserves Fund
                        Gradison Government Reserves Fund
                           Tax-Free Money Market Fund
                        Ohio Municipal Money Market Fund

                       Supplement dated February 11, 2005
                      To the Prospectus dated March 1, 2004



On January 28, 2005, the Class C Shares of Gradison Government Reserves Fund were liquidated. As of that date, Class C Shares of this Fund are no longer being offered. All references to the Class C Shares of Gradison Government Reserves Fund in this prospectus are, therefore, deleted.





















Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.









                                  VF-MMF -SUPP3